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                                                                  Exhibit 10.37



   List of Contents of Exhibits and Schedules to the Stock Purchase Agreement



           Exhibits                         Description
           --------                         -----------

Exhibit A                           Assignment and Assumption Agreement


          Schedules                         Description
          ---------                         -----------

Schedule 3.8                        Tax